SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 29, 2005


                         Commission File Number 1-09623


                                IVAX CORPORATION



              Florida                                    16-1003559
  -------------------------------                    -------------------
  (State or other jurisdiction of                     (I.R.S. Employer
   incorporation or organization)                    Identification No.)


                  4400 Biscayne Boulevard, Miami, Florida      33137
               -------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)


                                 (305) 575-6000
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 5.02 Departure of Directors or principal Officers; Election of Directors; Appointment of Principal Officers.

On April 29, 2005, Avram Hershko, M.D., Ph.D. and Zachariah Zachariah were nominated and appointed to the board of directors of IVAX Corporation. On April 29, 2005, Drs. Krasno and Zachariah's appointment was announced by IVAX in a press release which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On April 29, 2005, the board of directors approved the slate of directors for election at the 2005 annual meeting of shareholders as follows:
Betty G. Amos
Mark Andrews
Jack Fishman, Ph.D.
Neil Flanzraich
Phillip Frost, M.D.
Avram Hershko, M.D., Ph.D.
Jane Hsiao, Ph.D.
Richard M. Krasno, Ph.D.
David A. Lieberman
Richard C. Pfenniger, Jr.
Bertram Pitt, M.D.
Zachariah P. Zachariah, M.D.

As previously announced, Ernst Biekert, Ph.D. and Paul Cejas have determined not to stand for reelection to the board of directors. On April 29, 2005, Bruce Greer decided that he will not stand for reelection to the board of directors. Dr. Biekert and Messrs. Cejas and Greer will continue to serve on the board of directors until the 2005 Annual Meeting of Stockholders.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               IVAX Corporation



     Date: May 02, 2005                        By: /s/ Thomas E. Beier
                                                   -----------------------------
                                                   Thomas E. Beier
                                                   Senior Vice President-Finance
                                                   Chief Financial Officer